Financial Data as of Fourth Quarter 2024

CERTAIN IMPORTANT INFORMATION CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to the financial condition, liquidity, results of operations, and future performance of the business of First Guaranty Bancshares, Inc. (“First Guaranty,” the “Company” or “FGBI”). These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” We caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. These forward-looking statements are subject to a number of factors and uncertainties, including, changes in general economic conditions, either nationally or in our market areas, that are worse than expected; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to successfully integrate acquired entities; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission and the Public Company Accounting Oversight Board; changes in our organization, compensation and benefit plans; changes in our financial condition or results of operations that reduce capital available to pay dividends; increases in our provision for loan losses and changes in the financial condition or future prospects of issuers of securities that we own, which could cause our actual results and experience to differ from the anticipated results and expectations, expressed in such forward-looking statements. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. NON-GAAP FINANCIAL MEASURES Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables under the section titled “Non-GAAP Reconciliations.” The Company uses non-GAAP financial measures to analyze its performance. Management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

FIRST GUARANTY BANCSHARES, INC.

FINANCIAL HIGHLIGHTS  Total assets increased YoY by 11.8% to $4.0 billion  Total loans decreased YoY by 2.0% to $2.7 billion  QTD net income of $1.0 million  QTD earnings per common share of $0.03  Net interest margin decreased by 19 bps to 2.32% in 4Q compared to 2.51% in 3Q.  Return on average assets of 0.10% for 4Q 2024  Return on average common equity of 0.76% for 4Q 2024  Allowance for credit losses totaled $34.8 million, 1.29% of gross loans  Reserve for unfunded commitments in other liabilities totaled $1.2 million at 12/31/2024.  Strong liquidity resources on and off-balance sheet. 2024 HIGHLIGHTS ¹Non-GAAP measure. See “Certain Important Information – Non-GAAP Financial Measures” on slide 2 Source: Company documents In $000s except for per share data 12/31/2021 12/31/2022 12/31/2023 12/31/2024 BALANCE SHEET Total  Assets $2,878,120 $3,151,347 $3,552,772 $3,972,728 Total  Gross  Loans $2,159,359 $2,519,077 $2,748,708 $2,693,780 Total  Deposits $2,596,492 $2,723,792 $3,009,094 $3,476,260 Loans/Deposits 83.16% 92.48% 91.35% 77.49% CAPITAL Common Equity $190,831 $201,933 $216,573 $221,991 Preferred Equity $33,058 $33,058 $33,058 $33,058 Total  Equity/Assets 7.78% 7.46% 7.03% 6.42% Tang. Common Equity/Tang. Assets1 6.04% 5.89% 5.65% 5.21% PROFITABILITY MEASURES Net Interest Margin 3.44% 3.47% 2.69% 2.47% Net Interest Income/Average Assets 3.31% 3.35% 2.60% 2.39% Non Interest Expense/Average Assets 2.36% 2.38% 2.45% 2.08% Efficiency Ratio 63.63% 63.94% 83.62% 68.16% Cost of funds 1.11% 1.66% 3.90% 4.42% ROACE 14.06% 13.64% 3.36% 4.58% Earnings  Per Common Share 2.42$            2.48$            0.62$            0.81$                   Net Income $27,297 $28,884 $9,219 $12,448 ASSET QUALITY NPAs/Total  Assets 0.70% 0.47% 1.17% 3.03% Reserves/Total  Loans 1.11% 0.93% 1.13% 1.29% For the Years Ended

LOAN PORTFOLIO Source: Company documents, as of December 31, 2024  Loan decrease of 2.0% YOY 13.9% growth in loan interest income YOY  Loan yield of 6.72% 4Q 2024 and 6.66% for 4Q 2023  Loan participation strategy facilitated industry concentration management and efficient use of capital Growth in SBA / USDA guaranteed lending Commercial leases represent 8.2% of the loan portfolio, providing higher yields and shorter average lives than real estate secured loans Oil & Gas related loans made up approximately 3.0% funded and 1.7% unfunded of the total loan portfolio as of December 31, 2024 Hotel and hospitality portfolio totaled $178.9 million, or 6.6% of the total loan portfolio as of December 31, 2024 • All hotels flagged by major brands HIGHLIGHTS LOAN PORTFOLIO COMPOSITION 12/31/24 Loan Portfolio Detail 2024Y2023Y2022Y2021Y($000s) $257,518 $      334,972 $      385,279 $      398,391 Commercial & Industrial 1,159,842 1,045,865 992,929 886,407 Non‐Farm Non‐Residential 615,492 563,771 486,115 354,195 Residential Real Estate 220,200 285,415 317,574 246,022 Commercial Leases 42,267 54,485 47,864 48,142 Consumer & Other 76,713 73,538 63,868 58,557 Agriculture & Farm 330,048 399,435 233,091 174,334 C&D $  2,702,080 $  2,757,481 $  2,526,720 $  2,166,048 Total Gross Loans 8,300 8,773 7,643 6,689 LESS: Unearned Income $  2,693,780 $  2,748,708 $  2,519,077 $  2,159,359 Total Loans Commercial  & Industrial 9.5% Non‐Farm Non‐ Residential 42.9% Residential Real  Estate 22.8% Commercial Leases 8.2% Consumer & Other 1.6% Agriculture & Farm 2.8% C&D 12.2%

173.36% 122.79% 32.08% 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 140.00% 160.00% 180.00% 200.00% 2022 2023 2024 CREDIT SUMMARY Source: Company documents, as of and for the year ended December 31, 2024 ACL/NONACCRUALS HISTORICAL ASSET QUALITY 0.47% 1.17% 3.03% 0.18% 0.17% 0.64% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2022 2023 2024 NPAs/Total Assets NCOs/Average Loans NPAs/TOTAL ASSETS & NCOs/AVG LOANS 12/31/202412/31/202312/31/2022(dollars in thousands) $108,529 $25,187 $13,566 NONACCRUAL LOANS $11,502 $15,287 $1,142 90 DAY LOANS AND GREATER BUT STILL ACCRUING $319 $1,250 $113 OREO $120,350 $41,724 $14,821 NONPERFORMING ASSETS $4,917 $3,726 $1,007 QTD Loan Chargeoffs $18,591 $5,771 $6,086 YTD Loan Chargeoffs 3.03%1.17%0.47%NPAs / TOTAL ASSETS 2.73%0.71%0.43%NONACCRUAL LOANS / TOTAL ASSETS 1.29%1.13%0.93%ACL / TOTAL LOANS 33.74%11.63%4.48%TEXAS RATIO

Demand ‐ Noninterest 11.6% Demand ‐ Interest39.9% Savings 6.8% Time Deposits 41.7% HIGHLIGHTS  Total YoY deposit growth of 15.5%  New Markets opened • Bridgeport, WV Branch opened 4/17/2024 • Mideast market total deposits of approximately $100.0 million with over 1,000 deposit accounts  Long history of ICS / CDARS expertise. $679.6 million at 12/31/24  Uninsured deposits excluding collateralized public funds estimated at approximately 8.0% of deposits DEPOSIT PORTFOLIO Source: Company documents, as of and for the year ended December 31, 2024 12/31/2024 DEPOSIT MIX ($000) 2021Y 2022Y 2023Y 2024Y Demand ‐ Noninterest Bearing $532,578 $524,415 $442,755 $404,056 Demand ‐ Interest Bearing 1,275,544 1,460,259 1,526,628 1,387,068 Savings 201,699 205,760 218,986 234,444 Time Deposits 586,671 533,358 820,725 1,450,692 Total Deposits $2,596,492 $2,723,792 $3,009,094 $3,476,260 Weighted Average Rate 0.8% 1.2% 3.1% 3.7% Deposit Composition

FIRST GUARANTY BANCSHARES, INC.